Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated April 1, 2025 to the Summary Prospectuses, Prospectus and

Statement of Additional Information (“SAI”), each dated April 29, 2024 for the following series of the Trust (the “Funds”):

Milliman - Capital Group Hedged U.S. Growth Fund

Milliman - Capital Group Hedged U.S. Income and Growth Fund

Effective April 1, 2025, Jordan Rosenfeld is no longer a portfolio manager of the Funds. Accordingly, effective April 1, 2025, all references to Jordan Rosenfeld are removed from the Funds’ summary prospectuses, statutory prospectus and SAI.

Investors should retain this supplement for future reference.